Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Universal Hospital Services, Inc. (the “Company”) for the period ended December 31, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Rex T. Clevenger, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2010
/s/Rex T. Clevenger
Rex T. Clevenger
Executive Vice President and
Chief Financial Officer